Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Form N-CSR Certification under Sarbanes Oxley Act
Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Richard T. Hale, certify that:


1. I have reviewed this report, filed on behalf of Scudder Gold and Precious Metals Fund, a series of Scudder Mutual Funds, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 22, 2003                                  /s/Richard T. Hale
                                                     -------------------------
                                                   Richard T. Hale
                                                   Chief Executive Officer
                                                   Scudder Gold and Precious
                                                   Metals Fund, a series of
                                                   Scudder Mutual Funds, Inc.

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Form N-CSR Certification under Sarbanes Oxley Act
Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Charles A. Rizzo, certify that:


1. I have reviewed this report, filed on behalf of Scudder Gold and Precious Metals Fund, a series of Scudder Mutual Funds, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 22, 2003                                  /s/Charles A. Rizzo
                                                     ---------------------------
                                                   Charles A. Rizzo
                                                   Chief Financial Officer
                                                   Scudder Gold and Precious
                                                   Metals Fund, a series of
                                                   Scudder Mutual Funds, Inc.